Exhibit 35.3


[LOGO] WELLS     HOME                                  Wells Fargo Home Mortgage
       FARGO     MORTGAGE                              One Home Campus
                                                       Des Moines, IA 50328-0001


                             Wells Fargo Bank, N.A.
                             ----------------------
                          Servicer Compliance Statement
                          -----------------------------

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2007 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2007, with the exception of the following failure(s) to fulfill any such obligation in any material respect:

Charge offs were processed without obtaining approval. In December, at the request of the investor, charge offs that had been processed in 2007 were reversed and the Master Servicers were requested to restate 2007 activity.


/s/ John B. Brown
-------------------------
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.


February 29, 2008




                                         Wells Fargo Home Mortgage
                                         is a division of Wells Fargo Bank, N.A.
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
EXHIBIT A
CLIENT            INV#    INV                        MASTER SERVICER/TRUSTEE        DEAL NAME
-------------------------------------------------------------------------------------------------------------
106               G16     GOLDMAN                    DEUTSCHE BANK                  FFMLT 2006-FF13
-------------------------------------------------------------------------------------------------------------
106               G51     GOLDMAN                    DEUTSCHE BANK                  2006-ALT1
-------------------------------------------------------------------------------------------------------------
106               H81     MORGAN STANLEY             DEUTSCHE BANK                  MSABS 2004-5
-------------------------------------------------------------------------------------------------------------
106               P42     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-NC2
-------------------------------------------------------------------------------------------------------------
106               P44     MORGAN STANLEY             DEUTSCHE BANK                  MSHEL 2006-3
-------------------------------------------------------------------------------------------------------------
106               P45     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-NC3
-------------------------------------------------------------------------------------------------------------
106               P47     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-HE3
-------------------------------------------------------------------------------------------------------------
106               P48     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-HE4
-------------------------------------------------------------------------------------------------------------
106               P51     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-NC4
-------------------------------------------------------------------------------------------------------------
106               P54     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-HE5
-------------------------------------------------------------------------------------------------------------
106               P61     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2006-HE6
-------------------------------------------------------------------------------------------------------------
106               P67     MORGAN STANLEY             DEUTSCHE BANK                  MSAC 2007-HE2
-------------------------------------------------------------------------------------------------------------
106               P68     MORGAN STANLEY             DEUTSCHE BANK                  MSHEL 2007-1
-------------------------------------------------------------------------------------------------------------
106               S89     Charge Off                 DEUTSCHE BANK                  DEUTSCHE BANK CHARGE OFF
-------------------------------------------------------------------------------------------------------------
106               S90     DEUTSCHE BANK              DEUTSCHE BANK                  SPECIAL SERVICING
-------------------------------------------------------------------------------------------------------------
106               S91     DEUTSCHE BANK              DEUTSCHE BANK                  DEUTSCHE SPECIAL SUB
-------------------------------------------------------------------------------------------------------------
106               U07     GREENWICH                  DEUTSCHE BANK                  FREMONT 2006-3
-------------------------------------------------------------------------------------------------------------
106               X49     Charge Off                 DEUTSCHE BANK                  CHARGE OFF
-------------------------------------------------------------------------------------------------------------
106               X90     DEUTSCHE BANK              DEUTSCHE BANK                  WHOLE LOANS
-------------------------------------------------------------------------------------------------------------
472               Q47     GOLDMAN                    DEUTSCHE BANK                  GSAMP 2002-WF
-------------------------------------------------------------------------------------------------------------
591               B12     MORGAN STANLEY             DEUTSCHE BANK                  2001-WF-1
-------------------------------------------------------------------------------------------------------------
591               B17     DEUTSCHE BANK              DEUTSCHE BANK                  SOUNDVIEW 2001-2
-------------------------------------------------------------------------------------------------------------
591               P99     MORGAN STANLEY             DEUTSCHE BANK                  ABS 2003-HE2
-------------------------------------------------------------------------------------------------------------
591               Q47     GOLDMAN                    DEUTSCHE BANK                  GSAMP 2002-WF
-------------------------------------------------------------------------------------------------------------
591               Q86     DEUTSCHE BANK              DEUTSCHE BANK                  ACE 2002-HE3
-------------------------------------------------------------------------------------------------------------
685               407     BANKERSTRUST               DEUTSCHE BANK                  *
-------------------------------------------------------------------------------------------------------------
708               344     DEUTSCHE BANK              DEUTSCHE BANK                  DBALT 2006-AB2
-------------------------------------------------------------------------------------------------------------
708               363     GOLDMAN                    DEUTSCHE BANK                  GSAA 2006-10
-------------------------------------------------------------------------------------------------------------
708               M24     DEUTSCHE BANK              DEUTSCHE BANK                  GSAA 2005-1
-------------------------------------------------------------------------------------------------------------
708               P99     MORGAN STANLEY             DEUTSCHE BANK                  ABS 2003-HE2
-------------------------------------------------------------------------------------------------------------
708               Q47     GOLDMAN                    DEUTSCHE BANK                  GSAMP 2002-WF
-------------------------------------------------------------------------------------------------------------
708               877     GREENWICH                  DEUTSCHE BANK                  RBSGC 2007-A
-------------------------------------------------------------------------------------------------------------
708               D11     BARCLAYS                   DEUTSCHE BANK                  BCAP 2007-AB1
-------------------------------------------------------------------------------------------------------------